Securities Act File No. 333-47011
                                 Investment Company Act File No. 811-08673
==========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /X/


                    Pre-Effective Amendment No. __                      / /

                    Post-Effective Amendment No. 2                      /X/

                                     and

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                    Amendment No. 2                                   /X/

                       (Check appropriate box or boxes)

                          DREYFUS INVESTMENT PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York                                 10166
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code:            (212) 922-6130

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                    copy to:

                               Lewis G. Cole, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

          It is proposed that this filing will become effective (check appropriate box)

                    ____ immediately upon filing pursuant to paragraph (b)

                    ____ on (date) pursuant to paragraph (b)

                    ____ 60 days after filing pursuant to paragraph (a)(i)

                    ____ on (date) pursuant to paragraph (a)(i)

                    __X_ 75 days after filing pursuant to paragraph (a)(ii)

                    ____ on (date) pursuant to paragraph (a)(ii) of Rule 485.

                    If appropriate, check the following box:

                    ____ this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

===========================================================================

                          DREYFUS INVESTMENT PORTFOLIOS
                  Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
FORM N-1A                         CAPTION                          PAGE


  1               Cover                                           Cover Page
  2               Synopsis                                           2
  3               Condensed Financial Information                    *
  4               General Description of Registrant                  3
  5               Management of the Fund                             7
 5(a)             Management's Discussion of Fund's Performance      *
  6               Capital Stock and Other Securities                14
  7               Purchase of Securities Being Offered              10
  8               Redemption or Repurchase                          11
  9               Pending Legal Proceedings                          *

Items in
Part B of
FORM N-1A

  10              Cover Page                                         B-1
  11              Table of Contents                                  B-1
  12              General Information and History                      *
  13              Investment Objectives and Policies                 B-2
  14              Management of the Fund                             B-12
  15              Control Persons and Principal Holders
                  of Securities                                      B-15
  16              Investment Advisory and Other Services             B-15
  17              Brokerage Allocation                               B-21
  18              Capital Stock and Other Securities                 B-23
  19              Purchase, Redemption and Pricing of
                  Securities Being Offered                           B-16
  20              Tax Status                                         B-18
  21              Underwriters                                         *
  22              Calculations of Performance Data                   B-22
  23              Financial Statements                               B-33


Items in
Part C of
FORM N-1A

  24              Financial Statements and Exhibits                  C-1
  25              Persons Controlled by or Under Common
                  Control with Registrant                            C-1
  26              Number of Holders of Securities                    C-1
  27              Indemnification                                    C-1
  28              Business and Other Connections of
                  Investment Adviser                                 C-2
  29              Principal Underwriters                             C-5
  30              Location of Accounts and Records                   C-7
  31              Management Services                                C-7
  32              Undertakings                                       C-7

---------
*Omitted since answer is negative or inapplicable.

PROSPECTUS                                                  SEPTEMBER 30, 1998


                          DREYFUS INVESTMENT PORTFOLIOS


          Dreyfus Investment Portfolios (the "Fund") is an open-end, management investment company, known as a mutual fund. SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND TO QUALIFIED PENSION AND RETIREMENT PLANS. Individuals may not purchase shares directly from the Fund. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product. By this Prospectus, the Fund is offering three separate portfolios (each, a "Portfolio"), each with a different investment policy. A general description of each Portfolio is set forth on the following page.

          The Dreyfus Corporation serves as each Portfolio's investment adviser. Founders Asset Management LLC ("Founders") serves as each Portfolio's sub-investment adviser.


                                -----------------

          This Prospectus sets forth concisely information about the Fund that an investor should know before investing in a Portfolio. It should be read and retained for future reference.


          The Statement of Additional Information, dated September 30, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
                              --------------------


          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          o The FOUNDERS GROWTH PORTFOLIO'S investment objective is to provide long-term growth of capital. This Portfolio invests primarily in equity securities of issuers which are characterized as "growth" companies according to criteria established by Founders.

          o The FOUNDERS INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to provide long-term growth of capital. This Portfolio invests primarily in equity securities of foreign issuers which are characterized as "growth" companies according to criteria established by Founders.

          o The FOUNDERS PASSPORT PORTFOLIO'S investment objective is to provide capital appreciation. This Portfolio invests primarily in equity securities of foreign issuers in countries with established or emerging economies which have market capitalizations or annual revenues of $1 billion or less and are characterized as "growth" companies according to criteria established by Founders.


                                TABLE OF CONTENTS

                                                                            Page

Annual Fund Operating Expenses............................................
Description of the Fund...................................................
Management of the Fund....................................................
How to Buy Shares.........................................................
How to Redeem Shares......................................................
Dividends, Distributions and Taxes........................................
Performance Information...................................................
General Information.......................................................
Appendix..................................................................

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)


                                                  Founders
                               Founders          International      Founders
                                Growth              Equity          Passport
                               Portfolio           Portfolio        Portfolio

Management Fees                   .75%                1.00%          1.00%
Other Expenses                    .25%                 .25%           .25%
Total Operating Expenses         1.00%                1.25%          1.25%



EXAMPLE

AN INVESTOR WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN (CUMULATIVELY THROUGH THE END OF EACH TIME PERIOD):


                                    Founders        Founders        Founders
                                     Growth       International     Passport
                                   Portfolio    Equity Portfolio   Portfolio

1 Year.........................       $10              $13            $13
3 Years........................       $32              $40            $40


THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

          The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. Other Expenses noted above are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by insurance companies, nor does it reflect any fee waiver or expense reimbursement arrangements that may be in effect. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund."

DESCRIPTION OF THE FUND

GENERAL


          Shares of the Portfolios are offered to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies"). The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies for which the Fund assumes no responsibility. Shares of the Portfolios also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans" or "Plans"). Individuals may not purchase shares directly from the Fund.


          Differences in tax treatment or other considerations may cause the interests of VA contract owners, VLI policy owners or Eligible Plan participants to conflict, although the Fund currently does not foresee any disadvantages to VA contract owners, VLI policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect the Portfolio's net asset value per share.

          Individual Policy owners and Plan participants are not the "shareholders" of the Portfolios. Rather, the Participating Insurance Companies and their separate accounts and the Eligible Plans, respectively, are the shareholders (the "shareholders"), although the Participating Insurance Companies and Eligible Plans anticipate passing voting rights through to their Policy owners and Plan participants, respectively.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

          Each Portfolio pursues its investment objective through separate investment policies, as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix--Certain Portfolio Securities."




FOUNDERS GROWTH PORTFOLIO


          The Founders Growth Portfolio is a diversified portfolio, the investment objective of which is to provide long-term growth of capital. The Portfolio anticipates that at least 65% of the value of its total assets will be invested in equity securities of well-established high quality "growth" companies pursuant to criteria established by Founders, the Portfolio's sub-investment adviser. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The Portfolio will seek investment opportunities generally in companies which Founders believes have fundamental strengths indicating the potential for growth in earnings per share. Founders will focus on individual stock selection (a "bottom-up" approach), rather than on forecasting stock market trends (a "top-down" approach), to identify companies that may offer the best potential for significant earnings growth. Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest must be rated not lower than B by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), or, if unrated, deemed to be of comparable quality by Founders. See "Investment Considerations and Risks--Lower Rated Securities" below.

          The Portfolio may invest up to 30% of its total assets in foreign securities, and up to 25% of its total assets in any one foreign country. In addition, the Portfolio may invest in debt securities of domestic or foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. The bonds, debentures and corporate obligations (other than convertible securities and preferred stock) in which the Portfolio may invest must be rated not lower than Baa by Moody's or BBB by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by Founders. See "Investment Considerations and Risks--Fixed-Income Securities" below.

          While seeking desirable investments, the Portfolio may invest in money market instruments (collectively, "Money Market Instruments") consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when Founders determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all its assets in Money Market Instruments. The Portfolio also may invest in Money Market Instruments in anticipation of investing cash positions.


          In an effort to increase returns, the Portfolio expects to trade actively and that the annual portfolio turnover rate could exceed 150%. A turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. The Portfolio may engage in various investment techniques, such as options, futures and foreign currency transactions, and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

FOUNDERS INTERNATIONAL EQUITY PORTFOLIO

          The Founders International Equity Portfolio is a diversified portfolio, the investment objective of which is to provide long-term growth of capital. The Portfolio anticipates that at least 65% of the value of its total assets will be invested in equity securities of foreign issuers from a minimum of three countries outside the United States. The Portfolio will not invest more than 50% of its assets in the securities of issuers in any one foreign country. The Portfolio ordinarily will invest in the securities of foreign issuers in countries with established or emerging economies which are characterized as "growth" companies according to criteria established by Founders, the Portfolio's sub-investment adviser. The Portfolio will seek investment opportunities generally in companies which Founders believes have fundamental strengths indicating the potential for growth in earnings per share. Founders will focus on individual stock selection (a "bottom-up" approach), rather than on forecasting stock market trends (a "top-down" approach), to identify companies that may offer the best potential for significant earnings growth. Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest must be rated not lower than B by Moody's, S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by Founders. See "Investment Considerations and Risks--Lower Rated Securities" below.


          The Portfolio may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. The bonds, debentures and corporate obligations (other than convertible securities and preferred stock) in which the Portfolio may invest must be rated not lower than Baa by Moody's or BBB by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by Founders. See "Investment Considerations and Risks--Fixed-Income Securities" below.


          While seeking desirable investments, the Portfolio may invest in Money Market Instruments. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when Founders determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all its assets in Money Market Instruments. The Portfolio also may invest in Money Market Instruments in anticipation of investing cash positions.

          In an effort to increase returns, the Portfolio expects to trade actively and that the annual portfolio turnover rate could exceed 150%. A turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. The Portfolio may engage in various investment techniques, such as options, futures and foreign currency transactions, and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

FOUNDERS PASSPORT PORTFOLIO

          The Founders Passport Portfolio is a diversified portfolio, the investment objective of which is to provide capital appreciation. The Portfolio ordinarily will invest in equity securities of foreign issuers in countries with established or emerging economies, which have market capitalizations or annual revenues of $1 billion or less and are characterized as "growth" companies according to criteria established by Founders, the Portfolio's sub-investment adviser. At least 65% of the value of the Fund's total assets ordinarily will be invested in securities of foreign issuers from a minimum of three countries. The Portfolio may invest in securities of larger foreign issuers or in U.S. issuers if management believes these securities offer attractive opportunities for capital appreciation. Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest must be rated not lower than B by Moody's, S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by Founders. See "Investment Considerations and Risks--Lower Rated Securities" below.

          The Portfolio will seek investment opportunities generally in companies which Founders believes have fundamental strengths indicating the potential for growth in earnings per share. Founders will focus on individual stock selection (a "bottom up" approach), rather than on forecasting stock market trends (a "top-down" approach), to identify companies that may offer the best potential for significant earnings growth.


          The Portfolio may invest in debt securities of domestic or foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital appreciation. The bonds, debentures and corporate obligations (other than convertible securities and preferred stock) in which the Portfolio may invest must be rated not lower than Baa by Moody's or BBB by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by Founders. See "Investment Considerations and Risks--Fixed-Income Securities" below.


          While seeking desirable investments, the Portfolio may invest in Money Market Instruments. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when Founders determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all its assets in Money Market Instruments. The Portfolio also may invest in Money Market Instruments in anticipation of investing cash positions.


          In an effort to increase returns, the Portfolio expects to trade actively and that the annual portfolio turnover rate could exceed 100%. A turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. The Portfolio may engage in various investment techniques, such as options, futures and foreign currency transactions, and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS

GENERAL--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies " in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors. Each Portfolio may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

          Each Portfolio may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

FIXED-INCOME SECURITIES--Each Portfolio may invest in fixed-income securities to the extent described under "Investment Objectives and Management Policies" above. Even though interest- bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by each Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain debt securities that may be purchased by each Portfolio, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.


LOWER RATED SECURITIES--Each Portfolio may invest a portion of its assets in convertible securities and preferred stocks, which are higher yielding (and, therefore, higher risk), such as those rated Ba by Moody's or BB by S&P, Fitch or Duff or as low as those rated B by such rating agencies. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. See "Appendix--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.


FOREIGN SECURITIES--Each Portfolio may invest in foreign securities to the extent described under "Investment Objectives and Management Policies" above. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


          Because evidences of ownership of foreign securities usually are held outside the United States, a Portfolio investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.


          Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

USE OF DERIVATIVES--Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Portfolios may use include options and futures. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments. See "Appendix--Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies-- Management Policies--Derivatives" in the Statement of Additional Information.

STATE INSURANCE REGULATION--The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, each Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

SIMULTANEOUS INVESTMENT--Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies managed by The Dreyfus Corporation and, where applicable, Founders. However, if such other Portfolios or investment companies desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

YEAR 2000 RISKS--Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and, where applicable, Founders and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation and, where applicable, Founders is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES--The business affairs of the Fund are managed under the general supervision of its Board of Trustees. The Statement of Additional Information contains the name and general business experience of each Trustee.


INVESTMENT ADVISERS--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of July 31, 1998, The Dreyfus Corporation managed or administered approximately $110 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.


          The Dreyfus Corporation has engaged Founders to serve as the sub-investment adviser to each Portfolio. Founders, a registered investment adviser located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, is a 90%-owned subsidiary of Mellon Bank, N.A. Founders and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of June 30, 1998, Founders managed mutual funds and other client assets having an aggregate value of approximately $7.7 billion. Founders, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and day-to-day management of each Portfolio's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with The Dreyfus Corporation, subject to the overall authority of the Fund's Board in accordance with Massachusetts law.


          The primary portfolio managers of the Portfolios are as follows:


FOUNDERS GROWTH PORTFOLIO--Paul A. LaRocco. He has been the Portfolio's primary portfolio manager since the Portfolio commenced operations and has been employed by Founders since March 1998. Prior to joining Founders, Mr. LaRocco was employed for five years at Oppenheimer Funds Inc. as a Vice President and portfolio manager.


FOUNDERS INTERNATIONAL EQUITY PORTFOLIO--Douglas A. Loeffler. He has been the Portfolio's primary portfolio manager since the Portfolio commenced operations and has been employed by Founders since 1995. Prior to joining Founders, Mr. Loeffler was employed for seven years at Scudder, Stevens & Clark as an international equities and quantitative analyst.

FOUNDERS PASSPORT PORTFOLIO--Michael W. Gerding. He has been the Portfolio's primary portfolio manager since the Portfolio commenced operations and has been employed by Founders since 1990. Prior to joining Founders, Mr. Gerding was employed for several years at NCNB Texas as a portfolio manager and research analyst.


          The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $350 billion in assets as of June 30, 1998, including approximately $125 billion in proprietary mutual fund assets. As of June 30, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.7 trillion in assets including approximately $54 billion in mutual fund assets.

          Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets:


     Name of Portfolio                               Management Fee


Founders Growth Portfolio                                 .75%
Founders International Equity Portfolio                  1.00%
Founders Passport Portfolio                              1.00%

          Under the terms of the Sub-Investment Advisory Agreement, The Dreyfus Corporation has agreed to pay Founders a monthly sub-advisory fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets:


NAME OF PORTFOLIO
                                                            Sub-Investment
FOUNDERS GROWTH PORTFOLIO                                    ADVISORY FEE

0 to $100 million of average daily net assets                   .25%
$100 million to $1 billion of average daily net assets          .20%
$1 billion to $1.5 billion of average daily net assets          .16%
$1.5 billion or more of average daily net assets                .10%

FOUNDERS INTERNATIONAL EQUITY
PORTFOLIO AND  FOUNDERS PASSPORT PORTFOLIO

0 to $100 million of average daily net assets                   .35%
$100 million to $1 billion of average daily net assets          .30%
$1 billion to $1.5 billion of average daily net assets          .26%
$1.5 billion or more of average daily net assets                .20%


          In allocating brokerage transactions, The Dreyfus Corporation and Founders seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation and Founders may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation or its affiliates as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.

          The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies and Eligible Plans in connection with the provision of certain administrative services to one or more Portfolios and/or to purchasers of VA contracts or VLI policies or Plan participants.


EXPENSES--All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or, where applicable, Founders. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or Founders or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


          From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the expense ratio of that Portfolio and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

DISTRIBUTOR--The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN--Dreyfus Transfer, Inc., a wholly- owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940- 9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's Custodian with respect to the Founders Growth Portfolio. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian with respect to the Founders International Equity and Founders Passport Portfolios.


HOW TO BUY SHARES

          INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND. INDIVIDUALS SHOULD CONSULT A PARTICIPATING INSURANCE COMPANY, THE ADMINISTRATOR OF AN ELIGIBLE PLAN OR A FINANCIAL INTERMEDIARY FOR INFORMATION ON THE PURCHASE OF PORTFOLIO SHARES. THE FUND DOES NOT ISSUE SHARE CERTIFICATES. Purchase orders received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders and Fed Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to transmit purchase orders in accordance with applicable requirements.

          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of Portfolio shares outstanding. Each Portfolio's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

HOW TO REDEEM SHARES

          Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent or other entity authorized to accept orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

DIVIDENDS, DISTRIBUTIONS AND TAXES


          Each Portfolio declares and pays dividends from net investment income annually. Each Portfolio will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by the Participating Insurance Company or Eligible Plan. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.


          Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments. Since the shares of the Portfolios currently are sold to segregated asset accounts underlying such Policies, each Portfolio intends to comply with the diversification requirements as set forth in the regulations.

          By meeting these and other requirements, the Participating Insurance Companies, rather than the Policy owners, should be subject to tax on distributions received with respect to Portfolio shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

          Dividends and distributions made by the Portfolios to Eligible Plans are not taxable to the Plans or to the participants thereunder. The Portfolios will be managed without regard to tax ramifications.

          Since the Fund's shareholders are the Participating Insurance Companies, their separate accounts and Eligible Plans, no discussion is included herein as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For information concerning the Federal income tax consequences, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

          Management of the Fund expects that each Portfolio will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Portfolios may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies and Eligible Plans should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

PERFORMANCE INFORMATION


GENERAL--Each Portfolio may calculate performance on an average annual total return or total return basis. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolios' performance will include the Portfolios' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Portfolio has operated.


          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.

          In addition, from time to time, each Portfolio may advertise "yield" and "actual distribution rate" quotations. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.


          Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information for a Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies or any charges imposed by Plans. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Policy owners should consult the prospectus for their Policy.

          Calculations of the Portfolios' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising a Portfolio's shares, including data from Lipper Analytical Services, Inc., IBC's Money Fund Report(TM), Money Magazine, Bank Rate Monitor(TM), Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Standard & Poor's MidCap 400 Index, Russell 2500(R) Index, Morgan Stanley Capital International World (ex US) Index ("MSCI World (ex US) Index"), the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.

PERFORMANCE INFORMATION FOR PUBLIC FUNDS--Although the Portfolios do not yet have their own performance records, each Portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders (the "Public Funds"). Set forth below is total return and average annual total return information for the Public Funds which correspond to the Portfolios offered in this Prospectus, calculated as described above, and for an appropriate securities index. Each Portfolio currently has the same primary portfolio manager as its corresponding Public Fund. Investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the existing Public Funds, and not those to be paid by the respective Portfolio. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies or Plans, which would lower the performance quoted. Policy owners should refer to the applicable insurance company disclosure documents and Plan participants should contact their Plan administrator or trustee for information on such charges and expenses. Additionally, although it is anticipated that each of the Portfolios and its corresponding Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Historical performance information for the corresponding Public Funds and for the securities indexes for various periods ended June 30, 1998 is set forth below:



                                           Year-to-Date
                                           Total Return
        Name of Public Fund                Period Ended                          Average Annual Total Return
             and Index                     June 30, 1998                           Period Ended June 30, 1998

                                                                     One           Three             Five        Ten
                                                                    Year           Years             Years       Years

Founders Growth Fund....................     19.50%                 27.91%          28.08%          22.04%        19.83%
S&P 500 Index...........................     17.63%                 30.13%          30.21%          23.07%        18.54%
Founders International Equity Fund......     22.41%                 22.05%          23.23%*         N/A            N/A
MSCI World (ex US) Index................     15.60%                  6.30%           9.81%*         N/A            N/A
Founders Passport Fund..................     22.95%                 15.77%          18.49%          13.03% **      N/A
MSCI World (ex US) Index................     15.60%                  6.30%          11.01%          11.09%**       N/A

-------------

1 The S&P 500 Index is an unmanaged, market value weighted index composed of 500 common stocks from a wide range of industries that are traded on the NYSE, the AMEX and the Nasdaq Market. The performance data for the S&P 500 assumes the reinvestment of all dividends, but does not deduct any fees or expenses.

2 The MSCI World (ex US) Index is an arithmetical average of the performance of over 1,000 securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. Total return figures for the Index assume change in share price and reinvestment of dividends after deduction of local taxes.

* The performance data for the Portfolio is from December 29, 1995 (inception of the Public Fund) through June 30, 1998; the performance data for the Index is from December 31, 1995 through June 30, 1998.

** The performance data for the Portfolio is from November 16, 1993 (inception of the Public Fund) through June 30, 1998; the performance data for the Index is from November 30, 1993 through June 30, 1998.



GENERAL INFORMATION


          The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993, and commenced operations on May 1, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.


          In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy or an Eligible Plan that participates in the Fund will request voting instructions from Policy holders or Plan participants and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Portfolio to the extent that its separate account(s) may own in the aggregate more than 25% of the Portfolio's shares. For further information on voting rights, Policy holders should refer to the prospectus for their policies and Plan participants should consult the Plan's administrator or trustee.

          The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.


          To date, the Board has authorized the creation of five portfolios of shares. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio would be treated separately from those of the other portfolios. The Fund has the ability to create, from time to time, new portfolios without shareholder approval.


          The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.


          Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Portfolio shares are an investment vehicle will receive from the Participating Insurance Companies audited year-end financial statements certified by the Fund's independent public accountants and unaudited semi-annual financial statements. Each report will show the investments owned by each Portfolio and the market values thereof and will provide other information about the Portfolio and its operations.

                                    APPENDIX

INVESTMENT TECHNIQUES

BORROWING MONEY--(All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes. While borrowings exceed 5% of such Portfolio's total assets, the Portfolio will not make any additional investments.




USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in the types of Derivatives enumerated under "Description of the Fund--Investment Considerations and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

          If a Portfolio invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such Derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          Each Portfolio may purchase call and put options and write (i.e., sell) covered call and put option contracts. When required by the Securities and Exchange Commission, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES--(All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio continues to be entitled to payments in amounts equal to the dividends, interest or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.


FOREIGN CURRENCY TRANSACTIONS--(All Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on Founders' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

FORWARD COMMITMENTS--(All Portfolios) Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counter party. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.

CERTAIN PORTFOLIO SECURITIES


FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(All Portfolios) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Founders to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


CONVERTIBLE SECURITIES--(All Portfolios) Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS--(All Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

DEPOSITARY RECEIPTS--(All Portfolios) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

MONEY MARKET INSTRUMENTS--(All Portfolios) Each Portfolio may invest in the following types of Money Market Instruments.

          U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

          REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

          BANK OBLIGATIONS. Each Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund--Investment Considerations and Risks--Foreign Securities."

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


          COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by Founders to be of comparable quality to those rated obligations which may be purchased by the Portfolio.


INVESTMENT COMPANIES--(All Portfolios) Each Portfolio may invest in securities issued by investment companies. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES--(All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


RATINGS--Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated B by Moody's, S&P, Fitch and Duff are highly speculative and assurance of principal or interest payments over any long period of time may be small. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

          The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Founders also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. A Portfolio's ability to achieve its investment objective may be more dependent on Founders' credit analysis than might be the case for a fund that invested in higher rated securities.


          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          DREYFUS INVESTMENT PORTFOLIOS
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                               SEPTEMBER 30, 1998

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Core Value Portfolio and MidCap Stock Portfolio, dated May 1, 1998, and Founders Growth Portfolio, Founders International Equity Portfolio and Founders Passport Portfolio, dated September 30, 1998 (collectively, the "Portfolios"), each a separate series of Dreyfus Investment Portfolios (the "Fund"), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Portfolio's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call (516) 338-3300.


     Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively, "Policies") and qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (collectively, "Eligible Plans") outside the separate account context.


     The Dreyfus Corporation (the "Manager") serves as each Portfolio's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to each of Founders Growth Portfolio, Founders International Equity Portfolio and Founders Passport Portfolio (collectively, the "Founders Portfolios") and to provide day-to-day management of the Founders Portfolios' investments, subject to the supervision of the Manager.


     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Portfolios' shares.

                                TABLE OF CONTENTS

                                                                         PAGE


Investment Objectives and Management Policies.............................B-2
Management of The Fund....................................................B-11
Management Arrangements...................................................B-15
Purchase of Shares........................................................B-17
Redemption of Shares......................................................B-18
Determination of Net Asset Value..........................................B-18
Dividends, Distributions and Taxes........................................B-19
Portfolio Transactions....................................................B-21
Performance Information...................................................B-22
Information About the Fund................................................B-23
Transfer And Dividend Disbursing Agent, Custodian,
   Counsel and Independent Auditors.......................................B-24
Appendix..................................................................B-26
Financial Statement and Report of Independent Auditors....................B-34

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE RELEVANT PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND" AND "APPENDIX."


PORTFOLIO SECURITIES

     DEPOSITARY RECEIPTS. (All Portfolios) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     REPURCHASE AGREEMENTS. (All Portfolios) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE Obligations. (All Portfolios) These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     CONVERTIBLE SECURITIES. (All Portfolios) Although to a lesser extent than with fixed- income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     ILLIQUID SECURITIES. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, a Portfolio will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Manager (and Founders with respect to the Founders Portfolios) to monitor carefully the relevant Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

MANAGEMENT POLICIES

     LEVERAGE. (Core Value Portfolio and MidCap Stock Portfolio) For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Portfolio.

     LENDING PORTFOLIO SECURITIES. (All Portfolios) In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     DERIVATIVES. (All Portfolios) A Portfolio may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over- the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Founders with respect to the Founders Portfolios) will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. A Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, except for the MidCap Stock Portfolio, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Successful use of futures by a Portfolio also is subject to the ability of the Manager (or Founders with respect to the Founders Portfolios) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Portfolio may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Core Value Portfolio and the Founders Portfolios may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

     Each Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. Each Portfolio may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Each Portfolio may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Portfolio may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Portfolio of options will be subject to the ability of the Manager (or Founders with respect to the Founders Portfolios) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Portfolio may incur losses.

     FUTURE DEVELOPMENTS. (All Portfolios) A Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment on behalf of a Portfolio, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     FORWARD COMMITMENTS. (All Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

     LOWER RATED SECURITIES. (All Portfolios, except MidCap Stock Portfolio) The Core Value Portfolio is permitted to invest up to 5% of the value of its net assets in securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff") and as low as the lowest rating assigned by Moody's, S&P, Fitch and Duff. Each Founders Portfolio is permitted to invest a portion of the value of its net assets in convertible securities and preferred stocks rated as low as B by Moody's, S&P, Fitch or Duff, or if unrated, deemed to be of comparable quality by Founders. These lower rated securities, though higher yielding, are characterized by risk. See "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. These Portfolios will rely on the Manager's (or Founders' with respect to the Founders Portfolios) judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by S&P, Moody's, Fitch and Duff to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet such Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Core Value Portfolio and the Founders Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager (or Founders with respect to the Founders Portfolios) will review carefully the credit and other characteristics pertinent to such new issues.

INVESTMENT RESTRICTIONS


     Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 15 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board members at any time. No Portfolio may:


     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations.

     3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

     4. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when- issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

     14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     15. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                      * * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     In addition, each Portfolio has adopted the following policies as non-fundamental policies. Each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.

                             MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND

JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., BOARD MEMBER. President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 64 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

LUCY WILSON BENSON, BOARD MEMBER. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of COMSAT Corporation, General Re Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs, and a member of the Council on Foreign Relations. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 and 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 69 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

     There ordinarily will be no meetings of shareholders for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation estimated to be paid by the Fund to each Board member for the fiscal year ending December 31, 1998, and paid by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, is as follows:


                                                             Total Compensation
                                                             From Fund and Fund
                                 Aggregate Estimated            Complex Paid
 Name of Board Member           Compensation From Fund         To Board Member

Joseph S. DiMartino                   $3,750                    $597,128 (94)
Clifford L. Alexander, Jr.            $3,000                    $ 91,350 (18)
Lucy Wilson Benson                    $3,000                    $ 77,055 (16)


OFFICERS OF THE FUND

MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive Officer,
     Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.

MARGARET W. CHAMBERS, VICE PRESIDENT AND SECRETARY. Senior Vice President and
     General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.

MICHAEL S. PETRUCELLI, VICE PRESIDENT, ASSISTANT TREASURER AND ASSISTANT
     SECRETARY. Senior Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. He is 36 years old.


STEPHANIE D. PIERCE, VICE PRESIDENT, ASSISTANT TREASURER AND ASSISTANT
     SECRETARY. Vice President and Client Development Manager of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was a Second Vice President with Chase Manhattan Bank. She is 30 years old.


MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President of the
     Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


GEORGE A. RIO, VICE PRESIDENT AND ASSISTANT TREASURER. Executive Vice President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is 43 years old.


JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 28 years old.


CHRISTOPHER J. KELLEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

KATHLEEN K. MORRISEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and
     Assistant Secretary of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. She is 36 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     As of September 14, 1998, none of the Fund's Board members or officers owned shares of any Portfolio.



                             MANAGEMENT ARRANGEMENTS


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."


     MANAGEMENT AGREEMENT. The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated April 16, 1998, as amended July 16, 1998. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President- Human Resources; Andrew S. Wasser, Vice President-Information Services; Richard Terres, Vice President; Wendy Strutt, Vice President; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.


     SUB-INVESTMENT ADVISORY AGREEMENT. With respect to the Founders Portfolios, the Manager has entered into a Sub-Investment Advisory Agreement with Founders dated July 16, 1998 (the "Founders Sub-Advisory Agreement"). As to each Founders Portfolio, the Founders Sub-Advisory Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Founders Portfolio, the Founders Sub-Advisory Agreement is terminable without penalty, (i) by the Manager on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Founders. The Founders Sub-Advisory Agreement will terminate automatically, as to the relevant Founders Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers of Founders: Christopher M. Condron, Chairman; Stephen E. Canter, Acting Chief Executive Officer; Gregory P. Contillo, Senior Vice President and Chief Marketing Officer; Michael W. Gerding, Senior Vice President; Michael K. Haines, Senior Vice President; David L. Ray, Senior Vice President, Treasurer and Assistant Secretary; Robert T. Ammann, Vice President; Angelo Barr, Vice President and National Sales Manager; Kenneth R. Christoffersen, Vice President, General Counsel and Secretary; Frank Gaffney, Vice President; Roberto Galindo, Jr., Vice President; Laurine Garrity, Vice President; Brian F. Kelly, Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice President; John B. Mezger, Vice President and Director of Private Advisory Services; and Linda M. Ripley, Vice President.

     The Manager manages the investments of each Portfolio in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board. With respect to each Founders Portfolio, Founders provides day-to-day management of the Portfolio's investments, subject to the supervision of the Manager and the Fund's Board. The Manager and Founders are responsible for investment decisions with respect to the Core Value and MidCap Stock Portfolios and Founders Portfolios, respectively, and provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for the relevant Portfolio. The portfolio managers who comprise the committee responsible for making investment decisions for Core Value Portfolio are Francis DeAngelis, William Goldenberg and Valerie Sill. The primary portfolio manager of Founders Growth Portfolio is Paul A. LaRocco. The primary portfolio manager of Founders International Equity Portfolio is Douglas
A. Loeffler. The primary portfolio manager of Founders Passport Portfolio is Michael W. Gerding. The portfolio managers of MidCap Stock Portfolio are John O'Toole, Ronald Gala, Steven Falci, Robert Wilke, Mark Sickorski, Harry Grosse and Jocelyn Reed.


     The Manager and Founders maintain research departments with professional portfolio managers and securities analysts who provide research services for the Portfolios and for other funds advised by the Manager or Founders.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager (or, if applicable, Founders). The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or Founders or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Portfolio's assets increases.


                               PURCHASE OF SHARES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "HOW TO BUY SHARES."


     THE DISTRIBUTOR. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                              REDEMPTION OF SHARES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "HOW TO REDEEM SHARES."


     REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     Each Portfolio's investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of the Core Value Portfolio's or any Founders Portfolio's foreign investment securities. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Board. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of shares.


     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Fund's Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

     It is expected that each Portfolio will qualify as a regulated investment company under the Code. Each Portfolio intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, each Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gain from options, futures or forward contracts) derived in connection with the Portfolio's investment business, (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses and (3) at least 90% of the Portfolio's net income (consisting of net investment income and net short-term capital gain) must be distributed to its shareholders. The Portfolios may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amount of investment income and capital gains. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.





     Founders International Equity Portfolio and Founders Passport Portfolio may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Portfolio to foreign countries (which taxes relate primarily to investment income). The Portfolio may make an election under Section 853 of the Code, provided that more than 50% of the value of the Portfolio's total assets at the close of the taxable year consists of securities in foreign corporations, and the Portfolio satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and gain realized with respect to PFIC securities that are marked to market will be treated as ordinary income under Section 1296 of the Code.

     Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


     Shareholders of the Fund will be variable annuity and variable life insurance separate accounts established by insurance companies to fund Policies and Eligible Plans. Section 817(h) of the Code and the regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments.


     The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a Policy owner's control of the investments of a separate account may cause the Policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on Policy owner control, if promulgated, would cause earnings regarding a Policy owner's interest in the separate account to be includable in the Policy owner's gross income in the year earned.

     The Fund will not report dividends paid to Eligible Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non- deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. (In some cases, minimum required distributions need not commence until the participant retires, if later.) The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax. For more information concerning the Federal income tax consequences, Policy owners should refer to the prospectus for their contracts or policies and Eligible Plan participants should consult the Plan's administrator or trustee.


                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities on a securities exchange are effected by the Manager (or Founders with respect to the Founders Portfolios) through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price.

     Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager and Founders to supplement their own research and analysis with the views and information of other securities firms. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager and Founders in advising other funds or accounts and, conversely, research services furnished to the Manager and Founders by brokers in connection with other funds or accounts may be used in advising a Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall research department expenses.

     Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds in the Dreyfus Family of Funds being engaged simultaneously in the purchase or sale of the same security. Certain of the Portfolios' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available for transactions in securities of domestic issuers. Higher portfolio turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated based upon knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or Founders or their affiliates, including Dreyfus Investment Services Corporation. The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or Founders or their affiliates are reasonable and fair.


                             PERFORMANCE INFORMATION


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "PERFORMANCE INFORMATION."


     Performance figures for the Portfolios will not reflect the separate charges applicable to the variable annuity contracts and variable life policies offered by Participating Insurance Companies.

     Current yield is computed pursuant to a formula which operates as follows:
The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the rating. From time to time, advertising materials from the Fund may refer to, or include, commentary by the Fund's portfolio managers relating to their investment strategy, asset growth of the Portfolio, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.


                           INFORMATION ABOUT THE FUND


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "GENERAL INFORMATION."


     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


               TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                        COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Core Value, Founders Growth, and MidCap Stock Portfolios. Under a custody agreement with the Fund, Mellon Bank, N.A. holds each such Portfolio's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each such Portfolio's assets held in custody and receives certain securities transaction charges.


     The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's custodian with respect to the Founders International Equity and Founders Passport Portfolios. The Bank of New York has no part in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund. The auditors examine the Fund's financial statements and provide other audit, tax and related services.

                                    APPENDIX

Description of certain ratings:

S&P

Bond Ratings

                                       AAA

     Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB


     Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


                                        B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       CC

     The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

     The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                        D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

     This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                       A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

     Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

     Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

     Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                       AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                        B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                       CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

                                       DD

     Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating


     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

             FINANCIAL STATEMENT AND REPORT OF INDEPENDENT AUDITORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 20, 1998


                                                     Core Value                   Midcap
                                                      PORTFOLIO              STOCK PORTFOLIO

ASSETS
    Cash...................................              $50,000                  $50,000

    Deferred organization
      expenses.............................               30,250                   30,250
                                                          ------                   ------

    Total Assets...........................               80,250                   80,250

LIABILITIES

    Accrued organization
      expenses.............................              30, 250                  30, 250
                                                         =======                  =======

NET ASSETS applicable to the
    shares of beneficial
    interest ($.001 par value)
    issued and outstanding
    (unlimited number of
    shares authorized).....................              $50,000                  $50,000
                                                          ======                   ======

SHARES OUTSTANDING.........................                4,000                   4,000

NET ASSET VALUE
    PER SHARE..............................               $12.50                  $12.50
                                                          ======                  ======


NOTE - Dreyfus Investment Portfolios (the "Fund") is organized as a Massachusetts business trust and has had no operations as of the date hereof other than matters relating to its organization and registration as an open-end investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale and issuance of 4,000 shares of beneficial interest each of the Core Value Portfolio and MidCap Stock Portfolio, respectively, to Premier Mutual Fund Services, Inc. ("Initial Shares"). Organization expenses payable by the Fund have been deferred and will be amortized to operations from the date operations commence over a period which it is expected that a benefit will be realized, not to exceed five years. If any of the Initial Shares are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

     Pursuant to a management agreement with The Dreyfus Corporation, the management fee for each Portfolio is computed at the annual rate of .75 of 1% of the value of the average daily net assets of each Portfolio and is payable monthly.

                         REPORT OF INDEPENDENT AUDITORS

Shareholder and Board of Trustees
Dreyfus Investment Portfolios

     We have audited the accompanying statement of assets and liabilities of Dreyfus Investment Portfolios (comprised of Core Value Portfolio and MidCap Stock Portfolio) as of April 20, 1998. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Dreyfus Investment Portfolios at April 20, 1998, in conformity with generally accepted accounting principles.


                                            ERNST & YOUNG LLP


New York, New York
April 22, 1998

                          DREYFUS INVESTMENT PORTFOLIOS

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements included in the Statement of Additional
              Information:

              (1) Statements of Assets and Liabilities as of April 20, 1998.

              (2) Reports of Ernst & Young LLP, Independent Auditors, dated April 22, 1998.

         (b)  Exhibits:

              (1)    Agreement and Declaration of Trust*

              (2)    By-Laws*

              (5)(a) Management Agreement

              (5)(b) Sub-Investment Advisory Agreement+

              (6)    Distribution Agreement

              (8)    Custody Agreement**

              (10)   Opinion, including consent, of Stroock & Stroock & Lavan
                     LLP**

              (11)   Consent of Independent Auditors


              Other Exhibit: (a) Secretary's Certificate**
                             (b) Rule 18f-1 Election Assistant**


---------
* Incorporated by reference to Registrant's Registration Statement filed February 28, 1998.

** Incorporated by reference to Pre-Effective Amendment No 1. to Registrant's Registration Statement filed April 24, 1998.

+ Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement filed July 17, 1998.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

              (1)                                      (2)
                                                 Number of Record
     Title of Class                                  Holders
                                               As of September 14, 1998

     Beneficial Interests, par value
     $.001 per share

     Core Value Portfolio                                -3-
     MidCap Stock Portfolio                              -3-
     Founders Growth Portfolio                           -1-
     Founders International Equity Porfolio              -1-
     Founders Passport Portfolio                         -1-

ITEM 27.  INDEMNIFICATION

          Reference is made to Article EIGHTH of the Registrant's Agreement and Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Board members, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Board member, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Board member, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference also is made to the form of Distribution Agreement filed as
Exhibit 6.

ITEM 28(A).  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The Dreyfus Corporation ("Dreyfus") and its subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

OFFICERS AND DIRECTORS OF DREYFUS

Name and Position
WITH DREYFUS                       OTHER BUSINESSES

MANDELL L. BERMAN                          Real estate consultant and
Director                                   private investor
                                             29100 Northwestern Highway
                                             Suite 370
                                             Southfield, Michigan 48034;
                                           Past Chairman of the Board of
                                           Trustees:
                                             Skillman Foundation;
                                           Member of the Board of Vintners
                                             International


BURTON C. BORGELT                          Chairman Emeritus of the Board and
Director                                   Past Chairman, Chief Executive
                                           Officer and Director:
                                             Dentsply International, Inc.
                                             570 West College Avenue
                                             York, Pennsylvania 17405;
                                           Director:
                                             DeVlieg-Bullard, Inc.
                                             1 Gorham Island
                                             Westport, Connecticut 06880
                                             Mellon Bank Corporation***;
                                             Mellon Bank, N.A.***;

FRANK V. CAHOUET                           Chairman of the Board, President and
Director                                   Chief Executive Officer:
                                             Mellon Bank Corporation***;
                                             Mellon Bank, N.A.***;
                                           Director:
                                             Avery Dennison Corporation
                                             150 North Orange Grove Boulevard
                                             Pasadena, California 91103;
                                             Saint-Gobain Corporation
                                             750 East Swedesford Road
                                             Valley Forge, Pennsylvania 19482;
                                             Teledyne, Inc.
                                             1901 Avenue of the Stars
                                             Los Angeles, California 90067

W. KEITH SMITH                             Chairman and Chief Executive
Chairman of the Board                      Officer:
                                             The Boston Company****;
                                           Vice Chairman of the Board:
                                             Mellon Bank Corporation***;
                                             Mellon Bank, N.A.***;
                                           Director:
                                             Dentsply International, Inc.
                                             570 West College Avenue
                                             York, Pennsylvania 17405

CHRISTOPHER M. CONDRON                     Vice Chairman:
President, Chief Executive                   Mellon Bank Corporation***;
Officer, Chief Operating Officer             The Boston Company****;
and a Director                             Deputy Director:
                                             Mellon Trust***;
                                           Chief Executive Officer:
                                             The Boston Company Asset
                                             Management, Inc.****;
                                           President:
                                             Boston Safe Deposit and Trust
                                             Company****

STEPHEN E. CANTER                          Director:
Vice Chairman, Chief Investment              The Dreyfus Trust Company++;
Officer and                                Former Chairman and Chief Executive
a Director                                 Officer:
                                             Kleinwort Benson Investment
                                               Management Americas Inc.*

LAWRENCE S. KASH
Vice Chairman - Distribution and
a Director                                 Chairman, President and Chief
                                           Executive Officer:
                                             The Boston Company Advisors, Inc.
                                             53 State Street
                                             Exchange Place
                                             Boston, Massachusetts 02109;
                                           Executive Vice President and
                                           Director:
                                             Dreyfus Service Organization,
                                             Inc.**;
                                           Director:
                                             Dreyfus America Fund+++;
                                             The Dreyfus Consumer Credit
                                             Corporation*;
                                             The Dreyfus Trust Company++;
                                             Dreyfus Service Corporation*;

                                           President:
                                             The Boston Company****;
                                             Laurel Capital Advisors***;
                                             Boston Group Holdings, Inc.;
                                           Executive Vice President:
                                             Mellon Bank, N.A.***;
                                             Boston Safe Deposit and Trust
                                             Company****

RICHARD F. SYRON                           Chairman of the Board and
Director                                   Chief Executive Officer:
                                             American Stock Exchange
                                             86 Trinity Place
                                             New York, New York  10006;
                                           Director:
                                             John Hancock Mutual Life Insurance
                                               Company John Hancock Place, Box
                                             111 Boston, Massachusetts 02117;
                                             Thermo Electron Corporation 81
                                             Wyman Street, Box 9046 Waltham,
                                             Massachusetts 02254-9046; American
                                             Business Conference 1730 K Street,
                                             NW, Suite 120 Washington, D.C.
                                             20006;
                                           Trustee:
                                             Boston College - Board of Trustees
                                             140 Commonwealth Avenue
                                             Chestnut Hill, Massachusetts
                                             02167-3934

J. DAVID OFFICER                           Vice Chairman:
Vice Chairman and a Director                 The Dreyfus Corporation*;
                                           Director:
                                             Dreyfus Financial Services
                                              Corporation*****;
                                             Dreyfus Investment Services
                                              Corporation*****;
                                             Mellon Trust of Florida
                                             2875 Northeast 191st Street
                                             North Miami Beach, Florida 33180;
                                             Mellon Preferred Capital
                                              Corporation****;
                                             Boston Group Holdings, Inc.****;
                                             Mellon Trust of New York 1301
                                             Avenue of the Americas - 41st Floor
                                             New York, New York 10019; Mellon
                                             Trust of California 400 South Hope
                                             Street Los Angeles, California
                                             90071-2806;
                                           Executive Vice President:
                                             Mellon Bank, N.A.***;
                                           Vice Chairman and Director:
                                             The Boston Company; Inc.****;
                                           President and Director:
                                             RECO, Inc.****;
                                             The Boston Company Financial
                                              Services, Inc.****;
                                             Boston Safe Deposit and
                                              Trust Company****;

RONALD P. O'HANLEY III                     Vice Chairman:
Vice Chairman                                The Dreyfus Corporation*;
                                           Director:
                                             The Boston Company Asset
                                              Management, LLC****;
                                             TBCAM Holding, Inc.****;
                                             Franklin Portfolio Holdings, Inc.
                                             Two International Place - 22nd Fl.
                                             Boston, Massachusetts 02110;
                                             Mellon Capital Management
                                              Corporation
                                             595 Market Street, Suite #3000
                                             San Francisco, California 94105;
                                             Certus Asset Advisors Corporation
                                             One Bush Street, Suite 450
                                             San Francisco, California 94104;
                                             Mellon-France Corporation***;
                                           Chairman and Director:
                                             Boston Safe Advisors, Inc.****;
                                              Partner Representative:
                                             Pareto Partners
                                             271 Regent Street
                                             London, England W1R 8PP;
                                           Chairman and Trustee:
                                             Mellon Bond Associates, LLP***;
                                             Mellon Equity Associates, LLP***;
                                           Trustee:
                                             Laurel Capital Advisors, LLP***;
                                           Chairman, President and Chief
                                           Executive Officer:
                                             Mellon Global Investing Corp.***;
                                           Partner:
                                             McKinsey & Company, Inc.
                                             Boston, Massachusetts

WILLIAM T. SANDALLS, JR.                   Director:
Executive Vice President                     Dreyfus Partnership Management,
                                              Inc.*;
                                             Seven Six Seven Agency, Inc.*;
                                           Chairman and Director:
                                             Dreyfus Transfer, Inc.
                                             One American Express Plaza
                                             Providence, Rhode Island 02903;
                                           President and Director:
                                             Lion Management, Inc.*;
                                           Executive Vice President and
                                           Director:
                                             Dreyfus Service Organization,
                                               Inc.*;
                                           Vice President, Chief Financial
                                           Officer and Director:
                                             Dreyfus America Fund+++;
                                           Vice President and Director:
                                             The Dreyfus Consumer Credit
                                                Corporation*;
                                             The Truepenny Corporation*;
                                           Treasurer, Financial Officer and
                                           Director:
                                           The Dreyfus Trust Company++;
                                           Treasurer and Director:
                                             Dreyfus Management, Inc.*;
                                             Dreyfus Service Corporation*;
                                             Formerly, President and Director:
                                             Sandalls & Co., Inc.

MARK N. JACOBS                             Vice President, Secretary and
Vice President,                            Director:
General Counsel                              Lion Management, Inc.*;
and Secretary                              Secretary:
                                             The Dreyfus Consumer Credit
                                                Corporation*;
                                             Dreyfus Management, Inc.*;
                                           Assistant Secretary:
                                             Dreyfus Service Organization,
                                                Inc.**;
                                             Major Trading Corporation*;
                                             The Truepenny Corporation*

PATRICE M. KOZLOWSKI                       None
Vice President-
Corporate Communications

MARY BETH LEIBIG                           None
Vice President-
Human Resources

ANDREW S. WASSER                           Vice President:
Vice President-Information                   Mellon Bank Corporation***
Services

JAMES BITETTO                              None
Assistant Secretary

STEVEN F. NEWMAN                           Vice President, Secretary and
Assistant Secretary                          Director:
                                              Dreyfus Transfer, Inc.
                                              One American Express Plaza
                                              Provience, Rhode Island 02903;
                                           Assistant Secretary:
                                              Dreyfus Service Organization,
                                                Inc.****

------------------------

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
***** The address of the business so indicated is Union Trust Building, 501 Grant Street, Room 179, Pittsburgh, Pennsylvania 15259.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd' Esch, L-1470, Luxembourg.
++++ The address of the business so indicated is 69, Route 'd' Esch, L-2953, Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.

ITEM 28(B).  BUSINESS AND OTHER CONNECTIONS OF SUB-INVESTMENT ADVISER

          Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Founders Asset Managemnt LLC, the sub-investment adviser of the Registrant's Founders Portfolios (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Sub-Adviser (SEC File No. 801-55220).

ITEM 29.   PRINCIPAL UNDERWRITERS

          (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

                    1.  Comstock Partners Funds, Inc.
                    2.  Dreyfus A Bonds Plus, Inc.
                    3.  Dreyfus Appreciation Fund, Inc.
                    4.  Dreyfus Asset Allocation Fund, Inc.
                    5.  Dreyfus Balanced Fund, Inc.
                    6.  Dreyfus BASIC GNMA Fund
                    7.  Dreyfus BASIC Money Market Fund, Inc.
                    8.  Dreyfus BASIC Municipal Fund, Inc.
                    9.  Dreyfus BASIC U.S. Government Money Market Fund
                   10.  Dreyfus California Intermediate Municipal Bond Fund
                   11.  Dreyfus California Tax Exempt Bond Fund, Inc.
                   12.  Dreyfus California Tax Exempt Money Market Fund
                   13.  Dreyfus Cash Management
                   14.  Dreyfus Cash Management Plus, Inc.
                   15.  Dreyfus Connecticut Intermediate Municipal Bond Fund
                   16.  Dreyfus Connecticut Municipal Money Market Fund, Inc.
                   17.  Dreyfus Florida Intermediate Municipal Bond Fund
                   18.  Dreyfus Florida Municipal Money Market Fund
                   19.  The Dreyfus Fund Incorporated
                   20.  Dreyfus Global Bond Fund, Inc.
                   21.  Dreyfus Global Growth Fund
                   22.  Dreyfus GNMA Fund, Inc.
                   23.  Dreyfus Government Cash Management Funds
                   24.  Dreyfus Growth and Income Fund, Inc.
                   25.  Dreyfus Growth and Value Funds, Inc.
                   26.  Dreyfus Growth Opportunity Fund, Inc.
                   27.  Dreyfus Income Funds
                   28.  Dreyfus Index Funds, Inc.
                   29.  Dreyfus Institutional Money Market Fund
                   30.  Dreyfus Institutional Preferred Money Market Fund
                   31.  Dreyfus Institutional Short Term Treasury Fund
                   32.  Dreyfus Insured Municipal Bond Fund, Inc.
                   33.  Dreyfus Intermediate Municipal Bond Fund, Inc.
                   34.  Dreyfus International Funds, Inc.
                   35.  Dreyfus Investment Grade Bond Funds, Inc.
                   36.  The Dreyfus/Laurel Funds, Inc.
                   37.  The Dreyfus/Laurel Funds Trust
                   38.  The Dreyfus/Laurel Tax-Free Municipal Funds
                   39.  Dreyfus Lifetime Portfolios, Inc.
                   40.  Dreyfus Liquid Assets, Inc.
                   41.  Dreyfus Massachusetts Intermediate Municipal Bond Fund
                   42.  Dreyfus Massachusetts Municipal Money Market Fund
                   43.  Dreyfus Massachusetts Tax Exempt Bond Fund
                   44.  Dreyfus MidCap Index Fund
                   45.  Dreyfus Money Market Instruments, Inc.
                   46.  Dreyfus Municipal Bond Fund, Inc.
                   47.  Dreyfus Municipal Cash Management Plus
                   48.  Dreyfus Municipal Money Market Fund, Inc.
                   49.  Dreyfus New Jersey Intermediate Municipal Bond Fund
                   50.  Dreyfus New Jersey Municipal Bond Fund, Inc.
                   51.  Dreyfus New Jersey Municipal Money Market Fund, Inc.
                   52.  Dreyfus New Leaders Fund, Inc.
                   53.  Dreyfus New York Insured Tax Exempt Bond Fund
                   54.  Dreyfus New York Municipal Cash Management
                   55.  Dreyfus New York Tax Exempt Bond Fund, Inc.
                   56.  Dreyfus New York Tax Exempt Intermediate Bond Fund
                   57.  Dreyfus New York Tax Exempt Money Market Fund
                   58.  Dreyfus 100% U.S. Treasury Intermediate Term Fund
                   59.  Dreyfus 100% U.S. Treasury Long Term Fund
                   60.  Dreyfus 100% U.S. Treasury Money Market Fund
                   61.  Dreyfus 100% U.S. Treasury Short Term Fund
                   62.  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
                   63.  Dreyfus Pennsylvania Municipal Money Market Fund
                   64.  Dreyfus Premier California Municipal Bond Fund
                   65.  Dreyfus Premier Equity Funds, Inc.
                   66.  Dreyfus Premier International Funds, Inc.
                   67.  Dreyfus Premier GNMA Fund
                   68.  Dreyfus Premier Worldwide Growth Fund, Inc.
                   69.  Dreyfus Premier Insured Municipal Bond Fund
                   70.  Dreyfus Premier Municipal Bond Fund
                   71.  Dreyfus Premier New York Municipal Bond Fund
                   72.  Dreyfus Premier State Municipal Bond Fund
                   73.  Dreyfus Premier Value Fund
                   74.  Dreyfus Short-Intermediate Government Fund
                   75.  Dreyfus Short-Intermediate Municipal Bond Fund
                   76.  The Dreyfus Socially Responsible Growth Fund, Inc.
                   77.  Dreyfus Stock Index Fund, Inc.
                   78.  Dreyfus Tax Exempt Cash Management
                   79.  The Dreyfus Third Century Fund, Inc.
                   80.  Dreyfus Treasury Cash Management
                   81.  Dreyfus Treasury Prime Cash Management
                   82.  Dreyfus Variable Investment Fund
                   83.  Dreyfus Worldwide Dollar Money Market Fund, Inc.
                   84.  General California Municipal Bond Fund, Inc.
                   85.  General California Municipal Money Market Fund
                   86.  General Government Securities Money Market Fund, Inc.
                   87.  General Money Market Fund, Inc.
                   88.  General Municipal Bond Fund, Inc.
                   89.  General Municipal Money Market Funds, Inc.
                   90.  General New York Municipal Bond Fund, Inc.
                   91.  General New York Municipal Money Market Fund

(b)

                           Positions and offices             Positions and
Name and principal         with Premier Mutual               offices with
BUSINESS ADDRESS           FUND SERVICES, INC.               REGISTRANT

Marie E. Connolly+         Director, President, Chief        President and
                           Executive Officer and             Treasurer
                           Compliance Officer

Joseph F. Tower, III+      Senior Vice President,            Vice President
                           Director, Treasurer               and Assistant
                           and Chief Financial               Treasurer
                           Officer

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+             Vice President                    None

Jean M. O'Leary+           Assistant Secretary and           None
                           Assistant Clerk

John W. Gomez+             Director                          None

William J. Nutt+           Director                          None



----------------
+ Principal business address is 60 State Street, Boston, Massachusetts 02109.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                   P.O. Box 9671
                   Providence, Rhode Island  02940-9671

          2.       Mellon Bank, N.A.
                   One Mellon Bank Center
                   Pittsburgh, Pennsylvania 15258

          3.       The Bank of New York
                   90 Washington Street
                   New York, New York 10286

          4.       Dreyfus Transfer Inc.
                   P.O. Box 9671
                   Providence, Rhode Island  02903-9671

          5.       The Dreyfus Corporation
                   200 Park Avenue
                   New York, New York  10166

          6.       Founders Asset Management LLC
                   Founders Financial Center
                   2930 East Third Center
                   Denver, Colorado 80206

ITEM 31.  MANAGEMENT SERVICES

          Not Applicable

ITEM 32.  UNDERTAKINGS

          Registrant hereby undertakes

          (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of September, 1998.

                                  DREYFUS INVESTMENT PORTFOLIOS
                                  (Registrant)

                                  By:/S/MARIE E. CONNOLLY*
                                     Marie E. Connolly, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/MARIE E. CONNOLLY*           President (Principal          September 15, 1998
Marie E. Connolly               Executive Officer),
                                Treasurer and Board Member

/S/JOHN F. TOWER, III*          Assistant Treasurer           September 15, 1998
John F. Tower, III              (Principal Financial
                                and Accounting Officer)

/S/ JOSEPH S. DIMARTINO*        Chairman of the Board         September 15, 1998
Joseph S. DiMartino

/S/ CLIFFORD L. ALEXANDER, JR.* Board Member                  September 15, 1998
Clifford L. Alexander, Jr.

/S/ LUCY WILSON BENSON*         Board Member                  September 15, 1998
Lucy Wilson Benson

* By: /s/ Michael S. Petrucelli
      Michael S. Petrucelli

                      DREYFUS VARIABLE INSURANCE PORTFOLIOS

                        Post-Effective Amendment No. 2 to
                    Registration Statement on Form N-1A under

                         the Securities Act of 1933 and

                       the Investment Company Act of 1940

                     --------------------------------------
                                    EXHIBITS
                     --------------------------------------

                                INDEX TO EXHIBITS

                                                                     PAGE

(5)(a)  Management Agreement...........................................
(6)     Distribution Agreement.........................................
(11)    Consent of Independent Auditors................................